                                                                   Exhibit 10.29

               [LOGO OF ADVANCED TECHNOLOGY LABORATORIES, INC.]

                     ADVANCED TECHNOLOGY LABORATORIES, INC.

                                RETIREMENT PLAN

                                TRUST AGREEMENT



                             AMENDED AND RESTATED
                         EFFECTIVE DECEMBER 29, 1993

                               TABLE OF CONTENTS

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                                                                 Page
                                                               --------

PREAMBLE......................................................... 1

ARTICLE 1 - DEFINITIONS.......................................... 2

     1.1   Agreement............................................. 2
     1.2   Committee............................................. 2
     1.3   Effective Date........................................ 2
     1.4   Employer.............................................. 2
     1.5   Participating Employers............................... 2
     1.6   Plan.................................................. 2
     1.7   Trust Year............................................ 2

ARTICLE 2 - TRUST FUND........................................... 3

     2.1   Payments to Trustee................................... 3
     2.2   Trust................................................. 3
     2.3   Qualification......................................... 3

ARTICLE 3 - INVESTMENT AND ADMINISTRATION........................ 4

     3.1   Administering the Plan................................ 4
     3.2   Managing the Trust.................................... 4
     3.3   Instructions to Trustee............................... 4
     3.4   Permissible Investments............................... 4
     3.5   Collective Investment Fund............................ 4
     3.6   Deposit With Insurance Company........................ 5
     3.7   Investment Managers................................... 5
     3.8   Duties of the Trustee................................. 6
     3.9   Powers of the Trustee................................. 7
     3.10  Borrow and Settle Claims.............................. 7
     3.11  Litigation............................................ 7
     3.12  Distributions......................................... 7
     3.13  Expenses and Fees..................................... 8

ARTICLE 4 - RECORDS; VALUATION; ACCOUNTINGS...................... 9

     4.1   Records............................................... 9
     4.2   Information........................................... 9
     4.3   Valuation............................................. 9
     4.4   Accountings........................................... 9

ARTICLE 5 - TRUSTEE LIABILITY....................................11

     5.1   Indemnity.............................................11

Table of Contents
(continued)                                                      Page

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                                                               --------
     5.2   Bonding...............................................11

ARTICLE 6 - REPLACING THE TRUSTEE................................12

     6.1   Resignation...........................................12
     6.2   Removal...............................................12
     6.3   Appointment of Successor..............................12
     6.4   Rights and Powers of Successor Trustee................12
     6.5   Duties of Outgoing Trustee............................12
     6.6   Effect on Plan or Trust...............................13

ARTICLE 7 - AMENDMENT AND TERMINATION............................14

     7.1   Amendment.............................................14
     7.2   Termination...........................................14

ARTICLE 8 - GENERAL PROVISIONS...................................15

     8.1   Applicable Law........................................15
     8.2   Agreement Binding on All Parties......................15
     8.3   Notices and Directions................................15
     8.4   No Implied Duties.....................................15
     8.5   Reliance on Information...............................15
     8.6   Nondiscrimination.....................................15

SIGNATURE PAGE...................................................16

                                   PREAMBLE

       THIS TRUST AGREEMENT is known as the Advanced Technology Laboratories, Inc. Retirement Plan Trust Agreement, and was formerly known as the Westmark International Incorporated Retirement Plan Trust Agreement (the "Trust Agreement").

       Advanced Technology Laboratories, Inc. ("Employer") adopted the Advanced Technology Laboratories Floor Retirement Plan (the "Plan") with an associated trust effective January 1, 1981.

       The Plan was amended and restated effective January 1, 1987, the name was changed to the Westmark International Incorporated Floor Retirement Plan, and Westmark International Incorporated became the plan sponsor, in connection with the distribution of shares of Westmark International Incorporated to the shareholders of Squibb Corporation. The associated trust was amended and restated as of the same date and renamed the Trust Agreement for Westmark International Incorporated Floor Retirement Plan.

       The Plan was amended and restated effective January 1, 1990 and the name was changed to the Westmark International Incorporated Retirement Plan. The Trust Agreement was not restated at such time.

       The corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc. effective June 26, 1992. The Plan was amended and restated, and the name of the Plan was changed to the Advanced Technology Laboratories, Inc. Retirement Plan. The Trust Agreement is hereby renamed and restated effective June 26, 1992.

       The Trustee for the Advanced Technology Laboratories, Inc. Retirement Plan was changed from Boatmen's Trust Company to First Interstate Bank of Washington, NA effective December 29, 1993. The Trust Agreement is hereby amended and restated effective December 29, 1993.

       The Employer and the undersigned trustee or trustees ("Trustee") intend that the Plan and Trust will comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Section 401(a) of the Internal Revenue Code of 1986, as amended, ("Code") and related Treasury Regulations and that the Trust qualifies as a tax exempt trust under Section 501(a) of the Code.

       The Employer and the Trustee now enter into this trust Agreement on the following terms:

                                 ARTICLE 1

                                DEFINITIONS

1.1  Agreement
     -----------

     "Agreement" means this Advanced Technology Laboratories, Inc. Retirement Plan Trust Agreement, as now or hereafter in effect.

1.2  Committee
     -----------

     "Committee" means the Advanced Technology Laboratories, Inc. Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Employer to administer the Plan.

1.3  Effective Date
     ----------------

     "Effective Date" means January 1, 1981.

1.4  Employer
     ----------

     "Employer" means Advanced Technology Laboratories, Inc.

1.5  Participating Employers
     -------------------------

     "Participating Employers" means the Employer and any other company designated as an Employer as provided in appendices to the Plan.

1.6  Plan
     ------

     "Plan" shall mean the Advanced Technology Laboratories, Inc. Retirement Plan as now or hereafter in effect, the provisions of which are expressly incorporated herein as if fully set forth.

1.7  Trust Year
     ------------

     The "Trust Year" shall be the 12-month period corresponding with the "plan year" (as now or hereafter defined in the Plan) which shall be January 1 to December 31.

                                 ARTICLE 2

                                 TRUST FUND


2.1  Payments to Trustee
     ---------------------

     The Participating Employers shall pay to the Trustee from time to time such contribution amounts as are required by the Plan. The Trustee shall accept the sums so paid and shall have no duty to make or inquire as to, and shall not be responsible for, the determination of any such amount nor to collect any contribution not voluntarily paid.

2.2  Trust
     -------

     The Participating Employers shall deliver or cause to be delivered to the Trustee all Participating Employers' contributions to the Plan, and the portion of any existing assets of a predecessor plan and trust that are attributable to benefits payable under the Plan. Assets acquired with such contributions or assets, the income and earnings from the investment and reinvestment of such contributions and assets, and all other property and assets of the Trust delivered to or coming into the hands of the Trustee shall constitute the "trust fund," and shall be held in trust by the Trustee pursuant to the terms of this Agreement. The assets of the Trust shall not be segregated for the accounts of individual Plan participants or their beneficiaries until they become entitled to a distribution under the terms of the Plan but may be commingled, divided or segregated by the Trustee for purposes of this Trust for investment and providing benefits required by the Plan.

2.3  Qualification
     ---------------

     If the Commissioner of the Internal Revenue Service initially rules that this Trust is not exempt from tax under Section 501(a) of the Code, the Employer and Trustee may retroactively or prospectively amend this Trust so as to qualify.

                                 ARTICLE 3

                       INVESTMENT AND ADMINISTRATION


3.1  Administering the Plan
     ------------------------

     The Committee has the responsibility for administering the Plan, including the responsibility to authorize and direct the Trustee to make all distributions of benefits under the Plan.

3.2  Managing the Trust
     --------------------

     Except as provided otherwise in this Agreement, the Trustee has the sole responsibility for the management, acquisition, disposition (for purposes of investment and reinvestment) and investment of the assets of the Plan, to the extent such assets are transferred to the Trustee.

3.3  Instructions to Trustee
     -------------------------

     The Employer shall give the Trustee the names and specimen signatures of the chairman and members of the Committee to enable the Trustee to act upon the directions of the Committee. The Trustee shall accept and rely upon the names and signatures so provided until notified in writing of change. Instructions to the Trustee shall be signed for the Committee by the chairman or such other person as the Committee may designate.

3.4  Permissible Investments
     -------------------------

     The Trust shall be held, invested and reinvested by the Trustee without distinction between principle and income, in property, both real and personal (wherever situated), and common or preferred stocks, bonds, mortgages, securities and other evidences of indebtedness or ownership in accordance with applicable law and the provisions of this Agreement. The Trustee, if a bank or similar financial institution, may invest assets of the Trust in deposits with itself.

3.5  Collective Investment Fund
     ----------------------------

     All or any portion of the Trust may be invested in a collective investment fund maintained by the Trustee exclusively for investment of funds held in qualified employee benefit trusts. During such period of time as an investment through any such collective investment fund shall exist, the declaration of trust of any such fund shall constitute a part of this Agreement. Assets of this Trust may be commingled with assets of other qualified trusts in any such collective investment fund so long as such investment fund does not violate this agreement.

3.6  Deposit with Insurance Company
     --------------------------------

     The Employer may require the Trustee, upon written notice, to deposit all or part of the Trust for investment with one or more insurance companies under a group annuity, deposit administration or other contract ("Contract"). Any insurance company to which such assets are transferred shall, subject to the Contract, have exclusive responsibility for control over all assets deposited with it.

3.7  Investment Managers
     ---------------------

     (a)  Appointment and Authority
          ---------------------------

          The Employer may appoint one or more investment managers for all or part of the Trust. Subject to subsection 3.7(b), any such investment manager shall have exclusive responsibility for and control over the investment of the Trust assets for which responsibility is allocated to the manager by the Employer.

     (b)  Rights Reserved by Employer
          -----------------------------

          The Employer may, as to the Trustee or any investment manager, reserve any or all of the following rights:

          (1)  to specify investment objectives and guidelines;

          (2)  to specify permissible investments;

          (3) to require consultation by the Trustee or investment manager at regular intervals or with respect to certain kinds of transactions;

          (4) to receive notification of all transactions before or after consummation; and

          (5) to have proposed transactions submitted in advance and not consummated if disapproved by notice given within 15 days after submission.

     (c)  Fiduciary Duties
          ------------------

          The investment manager shall be and act as a fiduciary with respect to the Trust assets for which it is responsible. The Trustee shall act upon the investment instructions given to it by the investment manager with respect to those Trust assets for which such manager is responsible, and in so doing the Trustee shall be only an administrative agent in carrying out such directed investment transactions. The Trustee shall have no duty to investigate any transaction directed by such investment manager and shall not be responsible for any such investment decision. If a directed transaction violates any duty to diversify, to maintain liquidity or to meet any other trust standard under this Trust or applicable law, the investment manager shall be solely responsible and liable for any loss, tax or penalty resulting from any such breach.

     (d)  Authority of the Trustee
          --------------------------

          Unless the Employer directs otherwise, the Trustee shall have authority to do the following even though Trust assets are being managed by an investment manager:

          (1)  dispose of fractional shares;

          (2) roll over treasury obligations, commercial paper and similar investments; and

          (3) make short-term investments of otherwise uninvested Trust assets in highly liquid interest-bearing deposits or securities.

     (e)  Qualifications
          ----------------

          Each investment manager shall be qualified under ERISA. Each investment manager shall verify to the Employer and Trustee, in writing, that the manager is:

          (1) a registered investment adviser under the Investment Advisers Act of 1940, a bank as defined in that Act or a qualified insurance company;

          (2) bonded for the protection of the Trust in conformance with applicable law; and

          (3)  a fiduciary with respect to the Plan and this Trust.

     (f)  Notice to the Trustee
          -----------------------

          The Employer shall notify the Trustee of the appointment, removal or resignation of any investment manager and until so notified, the Trustee shall not accept or execute any investment or other directions from any person or entity other than the Employer or the Committee as provided herein. The Trustee may rely upon the continued authority of an appointed investment manager until notified of resignation or removal. Each investment manager shall, on request, give the Trustee, the Committee and the Employer the names and specimen signatures of persons authorized to act for the investment manager.

3.8  Duties of the Trustee
     -----------------------

     The Trustee shall have responsibility for and control over the investment of Trust assets not deposited with an insurance company or allocated to an investment manager. The Employer may elect to direct the Trustee as to the investment of some or all of the Trust assets.

3.9  Powers of the Trustee
     -----------------------

     Subject to the investment authority allocated to any insurance company or investment manager, or reserved to the Employer, the Trustee shall have all necessary powers to discharge its duties under this Trust, including, without limitation, the power to do the following:

     (a) own and hold all Trust assets and retain and exercise all incidences of such ownership, subject to the terms of this Trust, either directly or through nominees, with or without disclosing the Trust;

     (b) deal in any way with any Trust assets through a public or private transaction and receive all proceeds from the Trust assets;

     (c) as the holder of any security in the Trust, exercise any right or power to take any action that could be exercised or taken by the beneficial owner holding the security of record;

     (d) write covered call options on securities in the Trust and deal in other options directly related to an outstanding covered call option; and

     (e) employ agents for assistance and consult and rely upon the advice of counsel, who may be counsel for Participating Employers.

3.10  Borrow and Settle Claims
      --------------------------

      If authorized in writing by the Employer, the Trustee may borrow money for Trust purposes on the security of Trust assets. The Trustee may compromise claims on terms approved by the Employer, which shall be binding on all parties.

3.11  Litigation
      ------------

      The Trustee's cost in any litigation arising from the Trustee's act or failure to act and relating to the Trust assets shall not be an expense of the Trust. The Trustee shall indemnify and defend the Employer from any claim, loss, liability or exposure arising by reason of the Trustee's gross negligence or willful misconduct.

3.12  Distributions
      ---------------

      (a)  Recipients
           ------------

           The Trustee shall pay benefits for a participant, contingent annuitant or beneficiary in one of the following manners as directed by the Committee or, in the absence of such direction, as considered appropriate under the terms of the Plan by the Trustee:

           (1)  to the participant, annuitant or beneficiary;

           (2) to a spouse or parent or child of legal age of a person listed in subparagraph (1) if such person is then under a mental or physical disability which renders him incapable of handling his own affairs;

           (3)  to one having actual custody of the person;

           (4)  to a legal guardian; or

           (5) to one furnishing maintenance, support or hospitalization of a person listed in subparagraph (1).

           In making distributions, the Trustee may rely wholly on the direction of the Committee.

      (b)  Record of Payment
           -------------------

           A receipt from an authorized recipient or canceled check shall be sufficient voucher for the Trustee. Neither the Trustee, the Committee, nor Participating Employers need obtain from the recipient an accounting for the payment.

      (c)  Conflicting Claims
           --------------------

           If a dispute arises over a distribution, the Trustee may withhold the distribution until the dispute is determined by a court of competent jurisdiction or settled by the parties concerned.

3.13  Expenses and Fees
      -------------------

      The Trustee shall be reimbursed for all reasonable expenses and shall be paid a reasonable fee approved from time to time in writing by the Employer; provided, however, that a Trustee who is an employee of
                 --------  -------
      the Participating Employers shall not be eligible for such fees and expenses for serving as a Trustee of this Plan. The Trustee shall notify the Committee periodically of expenses and fees and the Participating Employers may elect to pay them. Otherwise, the expenses and fees shall be charged to the Trust.

                                 ARTICLE 4

                      RECORDS; VALUATION; ACCOUNTINGS


4.1  Records
     ---------

     The Trustee shall keep complete records of the Trust open to inspection by the Committee and the Employer at all reasonable times.

4.2  Information
     -------------

     In addition to reports required below, the Trustee shall furnish the Employer or the Committee any information about the Trust that they request.

4.3  Valuation
     -----------

     As of each valuation date specified by the Employer, the Trustee shall value the Trust in accordance with applicable law and report the value to the Committee. The value of any Trust assets transferred to or deposited with an insurance company under Section 3.6 shall be the amount withdrawable to pay benefits at any time as determined by the Committee.

4.4  Accountings
     -------------

     (a)  Yearly Accounting
          -------------------

          The Trustee shall furnish the Employer and the Committee with a complete accounting within 60 days after the end of each Trust Year showing assets and liabilities and income and expenses of the Trust for the Trust Year. The form and content of the accounting shall be sufficient for the Committee to comply with reporting and disclosure requirements under applicable law.

     (b)  Objection and Audit
          ---------------------

          The Employer or the Committee may object to an accounting within 60 days after it is furnished and require that it be settled by audit by a qualified, independent certified public accountant. The auditor shall be chosen by the Trustee from a list of at least five such accountants furnished by the objecting Employer or Committee at the time the audit is requested. Either the Employer, the Committee or the Trustee may require that the account by settled by a court of competent jurisdiction in lieu of or in conjunction with the audit. All expenses of any audit or court proceedings including reasonable attorneys' fees, shall be allowed as administrative expenses of the Trust.

     (c)  Acceptance
          ------------

          If the Employer or the Committee does not object to an accounting within the time provided, the account shall be settled for the period covered by it.

     (d)  Settled Account
          -----------------

          To the extent permitted by applicable law, when an account is settled, it shall be final and binding on all parties including the Trustee, Participating Employers and the Committee and all participants and persons claiming through them.

                                 ARTICLE 5

                             TRUSTEE LIABILITY


5.1  Indemnity
     -----------

     The Employer shall indemnify and defend the Trustee from any claim, loss, liability or expense arising from any action or inaction in administration of this Trust in reliance on information or in response to direction from the Employer or the Committee in the absence of willful misconduct or bad faith. The undertaking of this Section shall survive the amendment or termination of this Trust agreement or the resignation or removal of the Trustee.

5.2  Bonding
     ---------

     The Trustee shall be bonded as required by applicable law. However, the Trustee need not give any bond or other security for performance of its duties under this Trust for all times during which the Trustee is exempt from the bonding requirements of Section 412 of ERISA and the provisions of any other applicable law.

                                 ARTICLE 6

                           REPLACING THE TRUSTEE


6.1  Resignation
     -------------

     A Trustee may resign at any time by giving 60 days' written notice to the Employer, unless the Employer and the Trustee agree in writing that the Trustee may resign earlier. If the resigning Trustee is the sole Trustee, the Employer shall designate a successor Trustee within the 60-day notice period. If the Employer fails to name a successor in that time, such sole Trustee shall petition the Superior Court of the State of Washington to designate a successor.

6.2  Removal
     ---------

     The Trustee may be removed by the Employer with or without cause on 60 days' written notice or shorter notice accepted by the Trustee. If the Employer seeks to remove the sole Trustee, the Employer shall designate a successor Trustee within the 60-day notice period. If the Employer fails to name a successor in that time, such sole Trustee shall petition the Superior Court of the State of Washington to designate a successor.

6.3  Appointment of Successor
     --------------------------

     There shall be at least one Trustee at all times and the Employer may appoint more than one Trustee for any given period. The Employer may appoint any qualified person(s), national or state bank or trust company or other qualified entity as a Trustee. The appointment of a Trustee shall be effective when accepted in writing by such Trustee.

6.4  Rights and Powers of Successor Trustee
     ----------------------------------------

     A successor Trustee shall have all of the rights and powers of the Trustee, including ownership of the Trust assets. A successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets pursuant to the provisions of this Trust. A successor Trustee shall not be responsible for any claim or liability resulting from any action or inaction of any prior Trustee or any other past event, or any condition of assets existing at the time of appointment of such successor Trustee.

6.5  Duties of Outgoing Trustee
     ----------------------------

     (a)  Transfer Assets
          -----------------

          The outgoing Trustee shall execute any instruments necessary or reasonably requested by the Employer or the successor Trustee to evidence the transfer of Trust assets.

     (b)  Provide Accounting
          --------------------

          The outgoing Trustee shall submit a final Trust accounting to the Employer and the Committee as soon as reasonably practicable. The accounting shall be received and settled as provided in Section 4.4 for regular accountings.

6.6  Effect on Plan or Trust
     -------------------------

     No resignation or removal of the Trustee or change in identity of the Trustee for any reason shall terminate the Plan or this Trust.

                                 ARTICLE 7

                         AMENDMENT AND TERMINATION


7.1  Amendment
     -----------

     The Employer may amend this Trust at any time by written instrument signed by an officer of the Employer acting upon authorization of the Employer's Board of Directors and delivered to the Trustee, with the following limitations:

     (a) amendments shall be effective when signed by the Trustee; and

     (b) except as permitted under Section 7.2(c) below, no amendment shall revest any of the Trust assets in Participating Employers or otherwise modify the Trust so that it would not be for the exclusive benefit of eligible employees.

     The provisions of this section are in addition to and shall not limit the Employer's rights otherwise provided in this Agreement and the Plan.

7.2  Termination
     -------------

     (a)  Duties of Employer
          --------------------

          The Employer may wholly or partially terminate the Plan at any time. In such event, the Employer shall give the Trustee written notice of the termination and shall promptly notify the Pension Benefit Guaranty Corporation and request a ruling from the Internal Revenue Service concerning the effect of termination on the qualification of the Plan and this Trust. The Trustee may decline to distribute under Section 7.2(b) until such notice has been given and appropriate rulings issued.

     (b)  Continuation or Liquidation of Trust
          --------------------------------------

          Upon termination of the Plan, the Employer may direct that the Trust be continued to pay benefits as they mature or be liquidated and the Trust assets distributed. If the Trust is liquidated, it shall be allocated by the Committee among participants, beneficiaries and, if permissible, to Participating Employers in Accordance with the Plan.

     (c)  Exclusive Benefit of Participants
          -----------------------------------

          In no event shall any part of the contributions or the principal or income of this Trust be paid to or revested in Participating Employers or be used other than for the exclusive benefit of the participants and the beneficiaries, except as permitted under Sections 403(c) or 4044(d) of ERISA or Section 7.2(b) of this Agreement or under Section 12.2 of the Advanced Technology Laboratories, Inc. Retirement Plan.

                                 ARTICLE 8

                             GENERAL PROVISIONS


8.1  Applicable Law
     ----------------

     This Trust shall be construed according to the laws of Washington and Federal law to the extend Federal law preempts Washington law. Venue for any dispute arising hereunder shall be in the State of Washington.

8.2  Agreement Binding on All Parties
     ----------------------------------

     This Agreement shall be binding upon the successors and assigns of any and all present and future parties.

8.3  Notices and Directions
     ------------------------

     Any notice or direction under this Trust shall be in writing and shall be effective when actually delivered or, if mailed, when deposited as registered or certified mail directed to such address as either party may specify by notice to the other party.

8.4  No Implied Duties
     -------------------

     The duties of the Trustee shall be those stated in this Trust, and no other duties shall be implied.

8.5  Reliance on Information
     -------------------------

     The Trustee may accept as correct and rely on any information furnished by the Employer or the Committee. The Trustee may not require an audit or disclosure of the records of Participating Employers.

8.6  Nondiscrimination
     -------------------

     Participating Employers, the Committee and the Trustee shall to the fullest extent possible treat all persons similarly situated alike under this Trust.

IN WITNESS WHEREOF, the Employer and Trustee cause this Plan to be duly executed on this 29th day of December, 1993.


ADVANCED TECHNOLOGY LABORATORIES, INC.

By /s/ Harvey N. Gillis
  -------------------------
Its Sr. Vice President, Finance and Administration, CFO
    ---------------------------------------------------


FIRST INTERSTATE BANK OF WASHINGTON, NA

By /s/ Julia Northrup
  ---------------------------
Its Vice President
   --------------------------